Cautionary Statements And Factors That May Affect Future Results Any statements made in this presentation about future operating results or other future events are forward-looking statements under the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from such forward-looking statements. A discussion of factors that could cause actual results or events to vary is contained in the Appendix to this presentation and in the Company’s SEC filings. 1

Agenda •Second Quarter 2007 Earnings and Review of Longer-Term Earnings and Outlook •Second Quarter Operating Results, 2007 Forecast and Financial Overview •Operational Review •Q&A J. H. Miller P. Farr W. H. Spence

Strong Second Quarter Results Earnings from Ongoing Operations Per share $0.53 $0.63 $0.00 $0.50 $1.00 2Q 2006 2Q 2007 3 Note: See Appendix for the reconciliation of reported earnings and earnings from ongoing operations. Per share $0.47 $0.88 $0.00 $0.50 $1.00 2Q 2006 2Q 2007 Reported Earnings

Solid Year-to-Date Results Earnings from Ongoing Operations Per share $1.21 $1.28 $0.00 $0.50 $1.00 $1.50 YTD 2006 YTD 2007 4 Note: See Appendix for the reconciliation of reported earnings and earnings from ongoing operations. Per share $1.19 $1.41 $0.00 $0.50 $1.00 $1.50 YTD 2006 YTD 2007 Reported Earnings

Strong Long-Term Earnings Growth Forecast 5 ** Earnings from ongoing operations – See Appendix for the per share reconciliation of reported earnings and earnings from ongoing operations. * Midpoint of $2.40 to $2.50 earnings forecast. $3.50 $2.25 $2.45 $0.00 $1.00 $2.00 $3.00 $4.00 2006A** 2007 2010 To be updated later in 2007

 Ongoing Earnings Overview 2ndQuarter Total $0.63 $0.53 $0.10 International Delivery 0.26 0.20 0.06 Pennsylvania Delivery 0.07 0.08 (0.01) Supply $0.30 $0.25 $ 0.05 2007 2006 Change (Dollars per Share) 6 Note: See Appendix for the per share reconciliation of reported earnings and earnings from ongoing operations.

Supply Segment Earnings Drivers Q2 2007 EPS – Ongoing Earnings $0.30 Total 0.05 O&M (0.02) Margins–West - Margins–East $0.07 Q2 2006 EPS – Ongoing Earnings $0.25 2ndQuarter (Dollars per Share) 7 Note: See Appendix for the per share reconciliation of reported earnings and earnings from ongoing operations.

Pennsylvania Delivery Segment Earnings Drivers Q2 2007 EPS – Ongoing Earnings $0.07 Total (0.01) Income Taxes & Other (0.01) O&M (0.01) Delivery Margins $0.01 Q2 2006 EPS – Ongoing Earnings $0.08 2ndQuarter 8 (Dollars per Share) Note: See Appendix for the per share reconciliation of reported earnings and earnings from ongoing operations.

International Delivery Segment Earnings Drivers Latin American Operations 0.03 Foreign currency translation 0.02 Q2 2007 EPS – Ongoing Earnings $0.26 Total 0.06 Income Taxes & Other 0.03 O&M (0.02) Delivery Margins - Q2 2006 EPS – Ongoing Earnings $0.20 2ndQuarter (Dollars per Share) 9 Note: See Appendix for the per share reconciliation of reported earnings and earnings from ongoing operations.

2007 Ongoing Earnings Forecast EPS(Dollars per Share) $1.00 $1.25 $1.50 $1.75 $2.00 $2.25 $2.50 2005A 2006A 2007 Forecast $2.08 $2.25 $2.40 to $2.50 10 Note: See Appendix for the per share reconciliation of reported earnings and earnings from ongoing operations.

Expected 2007 Ongoing Earnings Contributions (Dollars per Share) 11 *Midpoint of forecast Note: See Appendix for the reconciliation of reported earnings and earnings from ongoing operations. $1.50 $2.00 $2.50 $3.00 2006A $2.25 Energy Margins $0.22 Latin American Operations ($0.03) U.K. Liquidations ($0.07) O&M ($0.04) Income Taxes& Other ($0.03)$2.45* Int’l Tax Benefit $0.08 Foreign Currency Translation $0.04 PA Delivery Margins $0.03 2007E

Cash Flow Forecast Millions -$300 -$100 $100 $300 $500 $700 $900 $1,100 2006A 2007 2008 2009 2010 Free cash flow before dividends 12 Note: See Appendix for the reconciliation of cash flow measures.

$0.82 $0.92 $1.00 $1.10 $1.22 $0.00 $0.25 $0.50 $0.75 $1.00 $1.25 2004 April 2005 October 2005 April 2006 April 2007* $/share Annualized *Annualized rate based on quarterly dividend declared in February 2007.

Operational Update •Scrubbers expected to be completed on schedule and on budget •Generation uprates continue to progress •PPL Electric Utilities completed first solicitation for 2010 generation supply •Continue to work through process of PPL EU rate increase •Divestiture of non-core businesses 14

PPL EU Completed First RFP for 2010 •Solicitation for 850 MWs of residential and small commercial and industrial load •PUC approval of winning bids received July 26, 2007 •Based on first solicitation results, residential bills could increase by approximately 28% •Second solicitation bids due October 1, PUC approval expected October 4 15

PPL Electric Utilities Distribution Rate Case Facts Distribution rate base $2,020 million $2,015 million $2,017 million (est.) Common equity 43.1% 43.1% 43.1% Return on equity 11.5% 9.36% 10.13% Revenue increase $77.0 million $27.0 million $49.0 million (est.) Office of Trial Staff Office of Consumer Advocate PPL Electric Utilities Request Sensitivity: 1% change in ROE = $16.0 million Docket No. R-00072155 16

Growing Constrained Region in PJM Increases Value of PPL Generation



Existing Constraint
PJM Projected Constrained Region (MAAC + APS) Beginning in 2009
Wallenpaupack
Montour
Susquehanna
PA Combustion Turbines
Lower Mt. Bethel
Keystone
Conemaugh
Martins Creek
Brunner Island
Safe Harbor
Holtwood
Constrained Region
Constrained Region

Source: Map developed based on PJM RPM Planning Period Parameters.

17

ppl

RPM Auction Provided Robust Prices 18 $111.92 $148.80 $210.11 $188.54 $197.67 $40.80 $0.00 $20.00 $40.00 $60.00 $80.00 $100.00 $120.00 $140.00 $160.00 $180.00 $200.00 $220.00 Rest of Pool Eastern MAAC Southwest MAAC April 2007 Auction Results - 07/08 Planning Year July 2007 Auction Results - 08/09 Planning Year $/MWD PJM RPM Auction Results •09/10 Planning year auction – Oct. 2007 •10/11 Planning year auction – Jan. 2008

Market Prices (1)Market prices based on the average of broker quotes as of 6/29/2007. (2)24-hour average. (3)NYMEX and TZ6NNY forward gas prices on 6/29/2007. (4)Prices at 12/2005 when 2010 earnings forecast of $3.50 was developed. (5)Market Heat Rate = PJM on-peak power price divided by TZ6NNY gas price. A-1 8.5 8.5 8.2 8.4 8.0 PJM MARKET HEAT RATE(5) TZ6NNY $7.30 $8.27 $9.52 $9.38 $9.01 NYMEX $7.25 $7.24 $8.41 $8.36 $8.00 GAS(3) ATC(2)$45 $54 $64 $66 $58 Off-Peak $39 $48 $57 $58 $52 On-Peak $50 $59 $69 $72 $62 Mid-Columbia WEST ATC(2)$51 $56 $62 $64 $59 Off-Peak $37 $44 $49 $51 $48 On-Peak $62 $70 $78 $79 $72 PJM EAST 2006 2007 2008 2010 2010 Actual Forward (1) At 12/05 (4)

Current Hedge Positions - Electricity and Fuel A-2 Total 97% 86% 78% Coal East 96% 80% 70% West 100% 100% 100% Total 98% 97% 94% West 100% 100% 77% East 97% 97% 97% Electricity Sales 2007 2008 2009

PPL’s Generation Portfolio Oil 52 Hydro 44 Total Domestic Generation: 11,196 MW Planned Uprate Projects: 355 MW Coal 3,454* Nuclear 2,120 Oil 1,722 Gas 1,524 Hydro 337 CTs 451 QFs 299 East 9,907 MW* Nuclear Uprate (2008-2010) 143 Hydro Uprate (2011) 125 Coal Uprate (2007-2009) 37 Coal 687 Hydro 602 West 1,289 MW Coal Uprate (2007-2008) 10 Hydro Uprate (2007) 12 Hydro Uprate (2011) 28 *Reflects reduction of 300 MW at Martins Creek that PPL has agreed to shut down by September 2007 and 60 MW expected loss due to increased plant usage during scrubber operation. A-3

PPL’s Generation Portfolio Oil 52 Hydro 44 Total Domestic Generation: 11,196 MW Planned Uprate Projects: 355 MW Coal 3,454* Nuclear 2,120 Oil 1,722 Gas 1,524 Hydro 337 CTs 451 QFs 299 East 9,907 MW* Nuclear Uprate (2008-2010) 143 Hydro Uprate (2011) 125 Coal Uprate (2007-2009) 37 Coal 687 Hydro 602 West 1,289 MW Coal Uprate (2007-2008) 10 Hydro Uprate (2007) 12 Hydro Uprate (2011) 28 *Reflects reduction of 300 MW at Martins Creek that PPL has agreed to shut down by September 2007 and 60 MW expected loss due to increased plant usage during scrubber operation. A-3 PPL Supply Business Overview Production GWh A-4 Gas/Oil 32% Coal 39% Nuclear 18% Hydro 8% QFs 3% Installed Capacity MW Gas/Oil 6% Coal 56% Nuclear 30% Hydro 8% �� In 2007, 94% of our owned generation output is expected to be produced at a fuel cost of approximately $16/MWh or less.

Proactive Coal Supply Management Supports Growth in Margins Projected 2007 Coal Supply •Supply region diversity •Fleet trains (1600 cars) •Average delivered costs –4%-5% annual increase 2006 to 2010 A-5 Central PA 16% PRB 6% Montana Mine-mouth 21% Central Appalachia 12% Southwest PA 45%

Key Drivers/Challenges Through 2010 •Increased prices for POLR sales •Expiration of supply contracts remarketed at current forward prices •Power plant uprates •Net economic benefits from the installation of scrubbers at the Montour and Brunner Island coalfired power plants •Increased fuel and O&M costs •Loss of synfuel tax credits and increased replacement coal costs •Cost of compliance with evolving environmental regulation A-6

Increasing Prices Under the POLR Contract $42.30 $42.70 $43.30 $44.10 $47.80 $48.40 $49.10 $50.20 0 10 20 30 40 50 60 2002 2003 2004 2005 2006 2007 2008 2009 $/MWh A-7 Note: Includes Gross Receipts Tax (GRT) at a rate of 4.4%.

Distribution Rate Case Timetable June 2007 Public input hearings January 1, 2008 New distribution rates effective December 2007 PUC adopts and enters final order Administrative Law Judge issues recommended decision (non-binding) October 2007 August 2007 Evidentiary hearings May 30, 2007 Rate case suspended for investigation March 29, 2007 Rate case filed with PUC A-8

Scrubbers Expected to be Completed on Budget and on Schedule Montour Unit #2 Absorber A-9 Brunner Island 1 & 2 Q2-09 Brunner Island 3 Q4-08 Montour 2 Q2-08 Montour 1 Q1-08 In-Service Dates

Reconciliation of Cash from Operations to Free Cash Flow before Dividends (Millions of Dollars) A-10 Free Cash Flow before Dividends $167 $(89) $90 $391 $832 Other Investing Activities-net 85 310 19 (2) 34 Capital Expenditures (1,394) (1,747) (1,398) (1,286) (1,284) Transition Bond Repayment (282) (294) (310) - - Increase/(Decrease) in cash due to: Cash from Operations $1,758 $1,642 $1,779 $1,679 $2,082 2006 2007 2008 2009 2010

 Millions $738 $1,121 $819 $643 $570 $603 $340 $315 $291 $348 $409 $469 $316 $311 $288 $295 $305 $311 $0 $400 $800 $1,200 $1,600 $2,000 2006A 2007E 2008E 2009E 2010E 2011E Supply PA Delivery International Delivery $1,394 $1,284 $1,383 $1, 286 $1,398 $1,747 A-11

Reconciliation of Second Quarter Reported Earnings and Earnings from Ongoing Operations A-12 (Millions of Dollars) Pennsylvania International Supply Delivery Delivery Total Qtr. Ending June 30, 2007 Reported earnings $132 $30 $183 $345 Special Items: MTM adj's from energy-related, nontrading economic hedges 16 16 Divestiture of Latin American businesses 83 83 Impairment of telecommunication assets (2) (2) 1 4 83 97 Earnings from ongoing operations $118 $30 $100 $248 Qtr. Ending June 30, 2006 Reported earnings $74 $28 $79 $181 Special Items: MTM adj's from energy-related, nontrading economic hedges (8) (8) Off-site remediation of ash basin leak 5 5 Enron reserve adjustment 2 2 Sale of interest in Griffith (17) (17) Synfuels impairment (6) (6) (24) (24) Earnings from ongoing operations $98 $28 $79 $205 Change excluding special items $20 $2 $21 $43 econciliation of Second Quarter Reported Earnings and Earnings from Ongoing Operations A-13 (Dollars Per Share) Pennsylvania International Supply Delivery Delivery Total Qtr. Ending June 30, 2007 Reported earnings $0.34 $0.07 $0.47 $0.88 Special Items: MTM adj's from energy-related, non-trading economic hedges 0.04 0.04 Divestiture of Latin American businesses 0.21 0 .21 0.04 0.21 0.25 Earnings from ongoing operations $0.30 $0.07 $0.26 $0.63 Qtr. Ending June 30, 2006 Reported earnings $0.19 $0.08 $0.20 $0.47 Special Items: MTM adj's from energy-related, non-trading economic hedges (0.02) (0.02) Off-site remediation of ash basin leak 0.01 0 .01 Enron reserve adjustment  .01 Sale of interest in Griffith (0.05) (0.05) Synfuels impairment (0.01) (0.01) (0.06) (0.06) Earnings from ongoing operations $0.25 $0.08 $0.20 $0.53 Change excluding special items $0.05 ($0.01) $0.06 $0.10

Reconciliation of Year-to-Date Reported Earnings and Earnings from Ongoing Operations A-14 (Millions of Dollars) Pennsylvania International Supply Delivery Delivery Total Year-to-DateJune 30, 2007 Reported earnings $249 $88 $211 $548 Special Items: MTM adj's from energy-related, nontrading economic hedges 26 26 PJM billing dispute (1) (1) Divestiture of Latin American businesses 43 43 Impairment of telecommunication assets (20) (20) 5 43 48 Earnings from ongoing operations $244 $88 $168 $500 Year-to-DateJune 30, 2006 Reported earnings $217 $84 $160 $461 Special Items: MTM adj's from energy-related, nontrading economic hedges (1) (1) Off-site remediation of ash basin leak 6 6 Enron reserve adjustment 11 1 1 2 Sale of interest in Griffith (17) (17) Synfuels impairment (6) (6) (7) 1 (6) Earnings from ongoing operations $224 $84 $159 $467 Change excluding special items $20 $4 $9 $33

Reconciliation of Year-to-Date Reported Earnings and Earnings from Ongoing Operations A-15 (Dollars Per Share) Pennsylvania International Supply Delivery Delivery Total Year-to-DateJune 30, 2007 Reported earnings $0.64 $0.23 $0.54 $1.41 Special Items: MTM adj's from energy-related, non-trading economic hedges 0.07 0.07 PJM billing dispute Divestiture of Latin American businesses 0.11 0 .11 Impairment of telecommunication assets (0.05) (0.05) 0.02 0.11 0.13 Earnings from ongoing operations $0.62 $0.23 $0.43 $1.28 Year-to-DateJune 30, 2006 Reported earnings $0.56 $0.22 $0.41 $1.19 Special Items: MTM adj's from energy-related, non-trading economic hedges Off-site remediation of ash basin leak 0.01 0 .01 Enron reserve adjustment 0.03 0 .03 Sale of interest in Griffith (0.05) (0.05) Synfuels impairment (0.01) (0.01) (0.02) (0.02) Earnings from ongoing operations $0.58 $0.22 $0.41 $1.21 Change excluding special items $0.04 $0.01 $0.02 $0.07

Reconciliation of PPL’s Reported Earnings and Earnings from Ongoing Operations High Low 2007 2007 2006 2005 Per Share Earnings from Ongoing Operations $2.50 $2.40 $2.25 $2.08 Special items (net of taxes): economic hedges 0.07 0.07 (0.03) Write-off of Hurricane Isabel regulatory asset (0.02) Synfuels impairment (0.01) Sale of interest in Griffith (0.04) Enron reserve adjustment 0.03 Stock-based compensation adjustment (0.01) Conditional asset retirement obligation (0.02) Off-site remediation of ash basin leak 0.02 (0.07) Sale of Sundance (0.12) PJM billing dispute 0.01 (0.07) NorthWestern litigation (0.02) Benefits related to Black Lung Trust assets 0.05 Susquehanna w orkforce reduction (0.01) Impairment of nuclear decom. trust investments (0.01) Divestiture of Latin American businesses 0.11 0.11 Impairment of telecommunication assets (0.05) (0.05) 0.13 0.13 (0.01) (0.31) Reported Earnings Per Share $2.63 $2.53 $2.24 $1.77 Note: Per share amounts are based on diluted shares outstanding. Forecast MTM adj's from energy-related, non-trading Actual A-16

Credit Ratings

	Moody's	Standard & Poor's	Fitch
PPL Corporation			
Issuer Rating	Baa2	BBB	
Outlook	STABLE	STABLE	STABLE
PPL Energy Supply			
Issuer Rating		BBB	
Senior Notes	Baa2	BBB	BBB+
Commercial paper	P-2	A-2	F-2
Outlook	STABLE	STABLE	STABLE
PPL Capital Funding			
Senior Unsecured Debt	Baa2	BBB-	BBB
Subordinated Debt	Baa3	BB+	BBB-
Medium-Term Notes	Baa2	BBB-	BBB
Outlook	STABLE	STABLE	STABLE
PPL Electric Utilities			
Issuer Rating	Baa1	A-	
First Mortgage Bonds	A3	A-	A-
Pollution Control Bonds*	Aaa	AAA	
Senior Secured Debt	A3	A-	A-
Commercial Paper	P-2	A-2	F-2
Preferred Stock	Baa3	BBB	BBB+
Preference Stock	Baa3	BBB	BBB
Outlook	STABLE	STABLE	STABLE

*Insured

A-17

Credit Ratings (cont.)

	Moody's	Standard & Poor's	Fitch
PPL Transition Bond Co.			
Transition Bonds	Aaa	AAA	AAA
PPL Montana			
Pass-Through Certificates	Baa3	BBB-	BBB
Outlook	STABLE	STABLE	
WPD Holdings Limited			
Issuer Rating	Baa3	BBB-	BBB-
Senior Unsecured Debt	Baa3	BBB-	BBB
Commercial Paper		A-3	
Outlook	STABLE	STABLE	STABLE
WPD Holdings LLP			
Issuer Rating		BBB-	BBB
Commercial Paper		A-3	
Preferred Stock	Baa3	BB	BBB
Outlook	STABLE	STABLE	STABLE
Western Power Distribution (South Wales) PLC			
Issuer Rating		BBB+	BBB+
Senior Unsecured Debt	Baa1	BBB+	A-
Commercial Paper		A-2	F2
Outlook	STABLE	STABLE	STABLE
Western Power Distribution (South West) PLC			
Issuer Rating	Baa1	BBB+	BBB+
Senior Unsecured Debt	Baa1	BBB+	A-
Commercial Paper	P-2	A-2	F2
Outlook	STABLE	STABLE	STABLE

A-18

Forward-Looking Information Statement Statements contained in this news release, including statements with respect to future earnings, energy prices, margins, sales and supply, marketing performance, growth, revenues, expenses, rates, cash flows, credit profile, financing, dividends, business disposition, corporate strategy, capital additions and expenditures, and generating capacity and performance, are “forward-looking statements” within the meaning of the federal securities laws. Although PPL Corporation believes that the expectations and assumptions reflected in these forward-looking statements are reasonable, these statements involve a number of risks and uncertainties, and actual results may differ materially from the results discussed in the statements. The following are among the important factors that could cause actual results to differ materially from the forward-looking statements: market demand and prices for energy, capacity and fuel; market prices for crude oil and the potential impact on the phaseout of synthetic fuel tax credits and synthetic fuel operations; weather conditions affecting generation production, customer energy usage and operating costs; competition in retail and wholesale power markets; liquidity of wholesale power markets; the effect of any business or industry restructuring; the profitability and liquidity, including access to capital markets and credit facilities of PPL Corporation and its subsidiaries; new accounting requirements or new interpretations or applications of existing requirements; operation and availability of existing generation facilities and operating costs; transmission and distribution system conditions and operating costs; current and future environmental conditions and requirements and the related costs of compliance, including environmental capital expenditures and emission allowance and other expenses; significant delays in the planned installation of pollution control equipment at certain coal-fired generating units in Pennsylvania due to weather conditions, contractor performance or other reasons; development of new projects, markets and technologies; performance of new ventures; asset acquisitions and dispositions; political, regulatory or economic conditions in states, regions or countries where PPL Corporation or its subsidiaries conduct business; any impact of hurricanes or other severe weather on PPL and its subsidiaries, including any impact on fuel prices; receipt of necessary governmental permits, approvals and rate relief; new state, federal or foreign legislation, including new tax legislation; state, federal and foreign regulatory developments; any impact of state, federal or foreign investigations applicable to PPL Corporation and its subsidiaries and the energy industry; capital markets conditions, including changes in interest rates, and decisions regarding capital structure; stock price performance of PPL Corporation; the market prices of equity securities and the impact on pension costs and resultant cash funding requirements for defined benefit pension plans; securities and credit ratings; disposition proceeds; foreign currency exchange rates; the outcome of litigation against PPL Corporation and its subsidiaries; potential effects of threatened or actual terrorism or war or other hostilities; and the commitments and liabilities of PPL Corporation and its subsidiaries. Any such forward-looking statements should be considered in light of such important factors and in conjunction with PPL Corporation’s Form 10-K and other reports on file with the Securities and Exchange Commission. A-19

Definitions of Financial Measures A-20 “Earnings from ongoing operations” excludes the impact of special items. Special items include charges, credits or gains that are unusual or non-recurring and the mark-to-market impact of energy-related, non-trading economic hedges. The mark-to-market impact of these hedges is economically neutral to the company in that offsetting gains or losses on underlying accrual positions will be recognized as energy is delivered over the terms of the contracts. Earnings from ongoing operations should not be considered as an alternative to reported earnings, or net income, which is an indicator of operating performance determined in accordance with generally accepted accounting principles (GAAP). PPL believes that earnings from ongoing operations, although a non-GAAP measure, is also useful and meaningful to investors because it provides them with PPL’s underlying earnings performance as another criterion in making their investment decisions. PPL’s management also uses earnings from ongoing operations in measuring certain corporate performance goals. Other companies may use different measures to present financial performance. “Free cash flow before dividends” is derived by deducting capital expenditures and other investing activities-net, as well as the repayment of transition bonds, from cash flow from operations. Free cash flow before dividends should not be considered as an alternative to cash flow from operations, which is determined in accordance with GAAP. PPL believes that free cash flow before dividends, although a non-GAAP measure, is an important measure to both management and investors since it is an indicator of the company’s ability to sustain operations and growth without additional outside financing beyond the requirement to fund maturing debt obligations. Other companies may calculate free cash flow before dividends in a different manner.